Exhibit 99.1

March 31, 2014

Dialogic Inc. Reports Fourth Quarter and Full Year 2013 Financial Results

MILPITAS, Calif.--(BUSINESS WIRE) -- Dialogic Inc., (OTCQB:DLGC), the Network Fuel® company, today announced fourth quarter and full year financial results for the period ending December 31, 2013.

GAAP Results

Total Revenue for the fourth quarter of 2013 was $37.0 million compared to $30.2 million in the third quarter of 2013 and $37.0 million in the fourth quarter of 2012. Gross Margin for the fourth quarter of 2013 was 66.2% compared to 63.8% in the third quarter of 2013 and 60.5% in the fourth quarter of 2012. Operating Expenses for the fourth quarter of 2013 were $58.4 million, which includes an impairment charge of $31.8 million compared to $17.5 million in the third quarter of 2013 and $28.5 million in the fourth quarter of 2012. Net Loss for the fourth quarter of 2013 was $37.0 million, or $2.29 per share compared to $0.9 million, or $0.05 per share, in the third quarter of 2013 and $5.3 million, or $0.36 per share, in the fourth quarter of 2012. Cash on hand for the fourth quarter of 2013 was $4.5 million compared to $4.5 million in the third quarter of 2013 and $6.5 million in the fourth quarter of 2012.

Total Revenue for full year 2013 was $132.1 million compared to $160.1 million in 2012. Gross Margin for 2013 was 61.5% compared to 57.4% in 2012. Operating Expenses for 2013 were $124.5 compared to $122.5 million in 2012. Net Loss for 2013 was $53.9 million, or $3.40 per share, compared to a net loss of $37.6 million in 2012, or $4.03 per share.

Non-GAAP Results

Total Revenue for the fourth quarter of 2013 was $37.0 million compared to $30.3 million in the third quarter of 2013 and $38.2 million in the fourth quarter of 2012. Gross Margin for the fourth quarter of 2013 was 69.4% compared to 67.8% in the third quarter of 2013 and 64.6% in the fourth quarter of 2012. Operating Expenses for the fourth quarter of 2013 were $20.5 million compared to $18.3 million in the third quarter of 2013 and $23.8 million in the fourth quarter of 2012. Adjusted EBITDA for the fourth quarter of 2013 was $5.1 million compared to $2.3 million in the third quarter of 2013 and $0.8 million in the fourth quarter of 2012.

Total Revenue for 2013 was $132.6 million compared to $162.5 million in 2012. Gross Margin for 2013 was 65.4% compared to 65.0% in 2012. Operating Expenses for 2013 were $81.5 million compared to $104.7 million in 2012. Adjusted EBITDA for 2013 was $5.3 million compared to $1.0 million in 2012.

About Dialogic:

Dialogic (OTCQB:DLGC), the Network Fuel®  company, inspires the world's leading service providers and application developers to elevate the performance of media-rich communications across the most advanced networks. We boost the reliability of any-to-any network connections, supercharge the impact of applications and amplify the capacity of congested networks. Forty-eight of the world's top 50 mobile operators and nearly 3,000 application developers rely on Dialogic to redefine the possible and exceed user expectations.

For more information on Dialogic and the communications solutions energized by our technology, visit www.dialogic.com and www.dialogic.com/en/showcase. Also, visit our social media newsroom for the latest news, videos and blog posts.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to our ability to continue to achieve operational, organizational and financial savings through initiatives already in process or which may be put in process, generate positive cash flow and support continued revenue growth, the potential market for and market acceptance of our products, industry and competitive market conditions, gross margin expansion, creating new revenue opportunities, reducing operating expenses and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic's business is set forth in the "Risk Factors" section in our Quarterly Report on Form 10-Q for the three months ended September 30, 2013, as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic and Network Fuel are registered trademarks of Dialogic Inc. or a subsidiary. (DLGC-IR)

GAAP Financial Tables

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP Adjusted

EBITDA is useful to investors, because it reflects the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company's past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to fund operating activities, service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation, as well as certain nonrecurring items. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of GAAP financial measures to non-GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

"EBITDA" is defined as earnings before interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as EBITDA, plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA but excludes restructuring and integration costs, product rationalization, non-cash stock compensation expense, purchase accounting adjustments, SEC inquiry expenses, an impairment charge related to goodwill and indefinite-lived assets and other non-recurring transactions such as revenue reversals and bad debt charges, as well as other income (expense) items which include the change in the fair value of warrants and foreign exchange gain (loss). Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

Non-GAAP Financial Tables

Investor Relations: Dialogic Inc. Andrew Goldberg, 973-967-6425 Senior Vice President, Marketing & Strategy Andrew.Goldberg@dialogic.com

Source: Dialogic Inc.

Dialogic Inc.
Consolidated Statements of Operations (GAAP)
(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Revenue:
Products	$25,380	$28,060	$93,705	$121,339
Services	11,623	8,932	38,376	38,740
Total revenue	37,003	36,992	132,081	160,079
Cost of revenue:
Products	8,044	10,150	33,433	48,479
Services	4,471	4,445	17,402	19,712
Total cost of revenue	12,515	14,595	50,835	68,191
Gross profit	24,488	22,397	81,246	91,888
Operating expenses:
Research and development, net	6,282	9,326	27,279	42,785
Sales and marketing	8,155	9,521	33,374	41,456
General and administrative	7,519	7,414	29,388	31,180
Restructuring charges, net	4,641	2,270	2,644	7,030
Impairment of goodwill and intangible assets	31,841	—	31,841	—
Total operating expenses	58,438	28,531	124,526	122,451
Loss from operations	(33,950)	(6,134)	(43,280)	(30,563)
Other income (expense):
Interest and other income, net	210	85	266	180
Interest expense	(2,647)	(1,894)	(10,166)	(10,730)
Change in fair value of warrants	431	2,932	1,822	5,086
Foreign exchange loss, net	116	(331)	(803)	(1,378)
Total other income (expense), net	(1,890)	792	(8,881)	(6,842)
Loss before provision for income taxes	(35,840)	(5,342)	(52,161)	(37,405)
Income tax provision (benefit)	1,197	(91)	1,774	213
Net loss	$(37,037)	$(5,251)	$(53,935)	$(37,618)
Net loss per share - basic and diluted	$(2.29)	$(0.36)	$(3.40)	$(4.03)
Weighted average shares of common stock used in calculation of net loss per share - basic and diluted	16,206	14,409	15,860	9,341

Dialogic Inc.
Consolidated Balance Sheets
(In thousands, except share and per share data)
	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$4,508	6,501
Restricted cash	1,180	900
Accounts receivable, net of allowance of $3,019 and $1,217, respectively	24,472	32,422
Inventory	5,799	8,874
Other current assets	7,240	8,993
Total current assets	43,199	57,690
Property and equipment, net	3,775	5,978
Intangible assets, net	10,287	25,089
Goodwill	8,282	31,223
Other assets	1,181	2,147
Total assets	$66,724	122,127
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$7,781	16,994
Accrued liabilities	17,808	21,270
Deferred revenue, current portion	13,094	12,742
Bank indebtedness	12,080	11,717
Income taxes payable	863	1,007
Interest payable, related parties	—	—
Total current liabilities	51,626	63,730
Long-term debt, related parties, net of discount	75,513	66,536
Warrants	163	1,985
Other long-term liabilities	6,419	8,978
Total liabilities	133,721	141,229
Commitments and contingencies
Preferred stock, $0.001 par value:
Authorized - 10,000,000 shares; Issued and outstanding - 1 share	—	—
Stockholders' deficit:
Common stock, $0.001 par value: Authorized - 200,000,000 shares; Issued and outstanding 16,239,315 and 14,415,652 shares, respectively	16	16
Additional paid-in capital	263,354	257,658
Accumulated other comprehensive loss	(22,081)	(22,423)
Accumulated deficit	(308,286)	(254,351)
Total stockholders' deficit	(66,997)	(19,102)
Total liabilities and stockholders' deficit	$66,724	122,127

Dialogic Inc.
Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results
Three Months Ended December 31, 2013
(in thousands, except per share data)
(unaudited)

			Restructuring
		Depreciation	and		Stock-based	Purchase
		and	Integration	Product	Compensation	Accounting	SEC	Other	Adjusted
	GAAP	Amortization	Costs	Rationalization	Expense	Adjustments	Inquiry	Adjustments	EBITDA
Revenue:
Products	$25,380	$—	$—	$—	$—	$—	$—	$—	$25,380
Services	11,623	—	—	—	—	—	—	—	11,623
Cost of revenue:
Products	8,044	(1,165)	—	—	(20)	—	—	—	6,859
Services	4,471	—	—	—	—	—	—	—	4,471
Operating expenses:
Research and development, net	6,282	(212)	—	—	(24)	—	—	—	6,046
Sales and marketing	8,155	(372)	—	—	(66)	—	—	—	7,717
General and administrative	7,519	(513)	(69)	—	(317)	—	3	140	6,763
Restructuring charges, net	4,641	—	(4,641)	—	—	—	—	—	—
Impairment of goodwill and intangible assets	31,841	—	—	—	—	—	—	(31,841)	—
Total other expense, net	(1,890)	—	—	—	—	—	—	1,890	—
Income tax provision	1,197	—	—	—	—	—	—	(1,197)	—
Net (loss) income	$(37,037)	$2,262	$4,710	$—	$427	$—	$(3)	$2,947	$5,147
Net (loss) income per share - basic and diluted	$(2.29)								0.32
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	16,206								16,206

Dialogic Inc.
Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results
Three Months Ended December 31, 2012
(in thousands, except per share data)
(unaudited)

			Restructuring
		Depreciation	and		Stock-based	Purchase
		and	Integration	Product	Compensation	Accounting	SEC	Other	Adjusted
	GAAP	Amortization	Costs	Rationalization	Expense	Adjustments	Inquiry	Adjustments	EBITDA
Revenue:
Products	$28,060	$—	$—	$—	$—	$73	$—	$737	$28,870
Services	8,932	—	—	—	—	149	—	200	9,281
Cost of revenue:
Products	10,150	(1,016)	—	—	(61)	—	—	—	9,073
Services	4,445	—	—	—	—	—	—	—	4,445
Operating expenses:
Research and development, net	9,326	(303)	—	—	(130)	—	—	—	8,893
Sales and marketing	9,521	(620)	—	—	(157)	—	—	—	8,744
General and administrative	7,414	(358)	(352)	—	(245)	(60)	(232)	—	6,167
Restructuring charges, net	2,270	—	(2,270)	—	—	—	—	—	—
Total other expense, net	792	—	—	—	—	—	—	(792)	—
Income tax provision	(91)	—	—	—	—	—	—	91	—
Net (loss) income	$(5,251)	$2,297	$2,622	$—	$593	$282	$232	$54	$829
Net (loss) income per share - basic and diluted	$(0.36)								0.06
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	14,409								14,409

Dialogic Inc.
Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results
Three Months Ended September 30, 2013
(in thousands, except per share data)
(unaudited)

			Restructuring
		Depreciation	and		Stock-based	Purchase
		and	Integration	Product	Compensation	Accounting	SEC	Other	Adjusted
	GAAP	Amortization	Costs	Rationalization	Expense	Adjustments	Inquiry	Adjustments	EBITDA
Revenue:
Products	$20,841	$—	$—	$—	$—	$35	$—	$—	$20,876
Services	9,366	—	—	—	—	58	—	—	9,424
Cost of revenue:
Products	6,944	(1,166)	—	—	(20)	—	—	—	5,758
Services	3,986	—	—	—	—	—	—	—	3,986
Operating expenses:
Research and development, net	5,881	(207)	—	—	(25)	—	—	—	5,649
Sales and marketing	7,615	(372)	—	—	(61)	—	—	—	7,182
General and administrative	6,280	(512)	(24)	—	(362)	—	66	7	5,455
Restructuring charges, net	(2,323)	—	2,323	—	—	—	—	—	—
Total other expense, net	(2,401)	—	—	—	—	—	—	2,401	—
Income tax provision	274	—	—	—	—	—	—	(274)	—
Net (loss) income	$(851)	$2,257	$(2,299)	$—	$468	$93	$(66)	$2,668	$2,270
Net (loss) income per share - basic and diluted	$(0.05)								0.14
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	16,046								16,046

Dialogic Inc.
Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results
Twelve Months Ended December 31, 2013
(in thousands, except per share data)
(unaudited)

				Restructuring
			Depreciation	and		Stock-based	Purchase
			and	Integration	Product	Compensation	Accounting	SEC	Other	Adjusted
	GAAP		Amortization	Costs	Rationalization	Expense	Adjustments	Inquiry	Adjustments	EBITDA
Revenue:
Products		$93,705	$—	$—	$—	$—	$152	$—	$—	$93,857
Services		38,376	—	—	—	—	322	—	—	38,698
Cost of revenue:
Products		33,433	(4,675)	—	(198)	(152)	—	—	—	28,408
Services		17,402	—	—	—	—	—	—	—	17,402
Operating expenses:
Research and development, net		27,279	(966)	—	—	(145)	—	—	—	26,168
Sales and marketing		33,374	(1,487)	—	—	(400)	—	—	—	31,487
General and administrative		29,388	(2,024)	(1,069)	—	(1,496)	—	160	(1,119)	23,840
Restructuring charges, net		2,644	—	(2,644)	—	—		—	—	—
Impairment of goodwill and intangible assets		31,841	—	—	—	—	—	—	(31,841)	—
Total other expense, net		(8,881)	—	—	—	—	—	—	8,881	—
Income tax provision		1,774	—	—	—	—	—	—	(1,774)	—
Net (loss) income		$(53,935)	$9,152	$3,713	$198	$2,193	$474	$(160)	$43,615	$5,250
Net (loss) income per share - basic and diluted	$
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted		15,860								15,860

Dialogic Inc.
Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results
Twelve Months Ended December 31, 2012
(in thousands, except per share data)
(unaudited)

			Restructuring
		Depreciation	and		Stock-based	Purchase
		and	Integration	Product	Compensation	Accounting	SEC	Other	Adjusted
	GAAP	Amortization	Costs	Rationalization	Expense	Adjustments	Inquiry	Adjustments	EBITDA
Revenue:
Products	$121,339	$—	$—	$—	$—	$507	$—	$737	$122,583
Services	38,740	—	—	—	—	976	—	200	39,916
Cost of revenue:
Products	48,479	(5,860)	—	(5,337)	(210)	156	—	—	37,228
Services	19,712	—	—	—	(95)	—	—	—	19,617
Operating expenses:
Research and development, net	42,785	(1,409)	4	—	(636)	73	—	—	40,816
Sales and marketing	41,456	(2,739)	19	—	(708)	6	—	—	38,035
General and administrative	31,180	(1,494)	(2,550)	—	(840)	9	(475)	—	25,830
Restructuring charges, net	7,030	—	(7,030)	—	—	—	—	—	—
Total other expense, net	(6,842)	—	—	—	—	—	—	6,842	—
Income tax provision	213	—	—	—	—	—	—	(213)	—
Net (loss) income	$(37,618)	$11,502	$9,557	$5,337	$2,489	$1,239	$475	$7,992	$973
Net (loss) income per share - basic and diluted	$(4.03)								0.10
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	9,341								9,341